                                                                      Exhibit(j)

                                    FORM OF

                               CUSTODIAN CONTRACT

                                    BETWEEN

                    EACH OF THE PARTIES LISTED ON APPENDIX A

                                      AND

                      STATE STREET BANK AND TRUST COMPANY

Master.cus
GlobalSeriesCorp
21N

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  Employment of Custodian and Property to be Held By It ...............     4
2.  Duties of the Custodian with Respect to Property
    of the Fund Held by the Custodian in the United States ..............     4
    2.1  Holding Securities .............................................     4
    2.2  Delivery of Securities .........................................     5
    2.3  Registration of Securities .....................................     7
    2.4  Bank Accounts ..................................................     7
    2.5  Availability of Federal Funds ..................................     7
    2.6  Collection of Income ...........................................     8
    2.7  Payment of Fund Moneys .........................................     8
    2.8  Liability for Payment in Advance of Receipt of
         Securities Purchased ...........................................     9
    2.9  Appointment of Agents ..........................................     9
    2.10 Deposit of Fund Assets in U.S. Securities System ...............     9
    2.11 Fund Assets Held in the Custodian's Direct Paper System ........    11
    2.12 Segregated Account .............................................    11
    2.13 Ownership Certificates for Tax Purposes ........................    12
    2.14 Proxies ........................................................    12
    2.15 Communications Relating to Fund Securities .....................    12
3.  Duties of the Custodian with Respect to Property of
    the Fund Held Outside of the United States ..........................    12
    3.1  Appointment of Foreign Sub-Custodians ..........................    12
    3.2  Assets to be Held ..............................................    13
    3.3  Foreign Securities Systems .....................................    13
    3.4  Holding Securities .............................................    13
    3.5  Agreements with Foreign Banking Institutions ...................    13
    3.6  Access of Independent Accountants of the Fund ..................    14
    3.7  Reports by Custodian ...........................................    14
    3.8  Transactions in Foreign Custody Account ........................    14
    3.9  Liability of Foreign Sub-Custodians ............................    14
    3.10 Liability of Custodian .........................................    15
    3.11 Reimbursement for Advances .....................................    15
    3.12 Monitoring Responsibilities ....................................    15

    3.13 Branches of U.S. Banks .........................................     16
    3.14 Tax Law ........................................................     16
4.  Payments for Sales or Repurchase or Redemptions of Shares of the
    Fund ................................................................     16
5.  Proper Instructions .................................................     16
6.  Actions Permitted Without Express Authority .........................     17
7.  Evidence of Authority ...............................................     17
8.  Duties of Custodian With Respect to the Books of Account and
    Calculation of Net Asset Value and Net Income .......................     18
9.  Records .............................................................     18
10. Opinion of Fund's Independent Accountants ...........................     18
11. Reports to Fund by Independent Public Accountants ...................     18
12. Compensation of Custodian ...........................................     19
13. Responsibility of Custodian .........................................     19
14. Effective Period, Termination and Amendment .........................     20
15. Successor Custodian .................................................     21
16. Interpretive and Additional Provisions ..............................     22
17. Additional Funds ....................................................     22
18. Massachusetts Law to Apply ..........................................     22
19. Prior Contracts .....................................................     22
20. Reproduction of Documents ...........................................     22
21. Shareholder Communications ..........................................     23
22. Limitation of Liability .............................................

                               CUSTODIAN CONTRACT

This Contract between each fund or series of a fund listed on Appendix A which evidences its agreement to be bound hereby by executing a copy of this Contract (each such Fund is individually hereinafter referred to as the "Fund") and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

                                   WITNESSETH:

WITNESSETH THAT, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. Employment of Custodian and Property to be Held by It

The Fund hereby employs the Custodian as the custodian of the assets of the Fund, including securities which the Fund desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Fund's governing documents. The Fund agrees to deliver to the Custodian all securities and cash of the Fund, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, beneficial interest or partnership interest, as applicable, of the Fund ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Fund held or received by the Fund and not delivered to the Custodian.

Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall on behalf of the applicable Fund(s) from time to time employ one or more sub-custodians, located in the United States but only in accordance with an applicable vote by the Board of Trustees of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of each Fund all non-cash property to be held by it in the United States including all domestic securities owned by such Fund other than (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (collectively referred to herein as a "U.S. Securities System") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent

("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.11.

2.2 Delivery of Securities. The Custodian shall release and deliver domestic securities owned by a Fund held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

3) In the case of a sale effected through a U.S. Securities System. in accordance with the provisions of Section 2.10 hereof;

4) To the depository agent in connection with tender or other similar offers for securities of the Fund;

5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund;

14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption;

15) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions from the Fund, a certified copy of a resolution of the Board of Trustees, specifying the securities of the Fund to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made; and

16) Upon termination of the Contract.

2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Fund be approved by vote of a majority of the Board of Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Fund, make federal funds available to such Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of such Fund which are deposited into the Fund's account.

2.6 Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Fund on securities loaned pursuant to the provisions of Section
2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7 Payment of Fund Moneys. Upon receipt of Proper Instructions from the Fund, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out moneys of a Fund in the following cases only:

1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;

3) For the redemption or repurchase of Shares issued by the Fund as set forth in
Article 4 hereof;

4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

5) For the payment of any dividends on Shares of the Fund declared pursuant to the governing documents of the Fund;

6) For payment of the amount of dividends received in respect of securities sold short;

7) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions from the Fund, a certified copy of a resolution of the Board of Trustees, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made; and

8) Upon termination of this Contract.

2.8 Liability for Payment in Advance of Receipt of Securities Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of a Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this
Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Fund Assets in U.S. Securities Systems. The Custodian may deposit and/or maintain securities owned by a Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "U.S. Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

1) The Custodian may keep securities of the Fund in a U.S. Securities System provided that such securities are represented in an account ("Account") of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

2) The records of the Custodian with respect to securities of the Fund which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Fund;

3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Fund.

4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

5) The Custodian shall have received from the Fund the initial or annual certificate, as the case may be, required by Article 14 hereof;

6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11 Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by a Fund in the Direct Paper System of the Custodian subject to the following provisions:

1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund;

2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the U.S. Securities System for the account of the Fund;

6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions from the Fund establish and maintain a segregated account or accounts for and on behalf of each such Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund,
(iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund, a certified copy of a resolution of the Board of Trustees setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Fund held by it and in connection with transfers of securities.

2.14 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Securities. Subject to the provisions of
Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States

3.1 Appointment of Foreign Sub-Custodians. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Fund's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in
Section 5 of this Contract, together with a certified resolution of the Fund's Board of Trustees, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Fund's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(l) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

3.3 Foreign Securities Systems. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Funds shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside of the United States (each a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities Systems"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4 Holding Securities. The Custodian may hold cash, securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to cash, securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry the cash, securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that cash, securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the Custodian, the foreign sub-custodian or of others.

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall provide that: (a) the assets of each Fund will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership for the assets of each Fund will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to each applicable Fund; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Funds held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund(s) held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund(s) securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable Fund indicating, as to securities acquired for a Fund, the identity of the entity having physical possession of such securities.

3.8 Transactions in Foreign Custody Account. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

(b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Fund and delivery of securities maintained for the account of each applicable Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer. In addition, and whether or not such practice is a customary established trading practice in the relevany jurisdictions, the Custodian will, upon Proper Instructions from the Fund, deliver cash to securities brokers in foreign jurisdictions who will effect securities trades for the Fund and cause the securities purchased to be delivered to the applicable foreign sub-custodian at some later date.

(c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph
3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation. currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation. except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11 Reimbursement for Advances. If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Fund including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Fund's assets to the extent necessary to obtain reimbursement.

3.12 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13 Branches of U.S. Banks. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Funds' assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract. (b) Cash held for each Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.14 The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4. Payments for Sales or Repurchases or Redemptions of Shares of the Fund

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Fund and deposit into the account of the appropriate Fund such payments as are received for Shares of that Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Fund and the Transfer Agent of any receipt by it of payments for Shares of such Fund.

From such funds as may be available for the purpose but subject to the limitations of the applicable Fund's governing documents and any applicable votes of the Board of Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

5. Proper Instructions

Proper Instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Fund accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Funds' assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

6. Actions Permitted without Express Authority

The Custodian may in its discretion, without express authority from the Fund:

1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

2) surrender securities in temporary form for securities in definitive form;

3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Trustees of the Fund.

7. Evidence of Authority

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the governing documents of the Fund as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Fund to keep the books of account of each Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if the Custodian and the Fund execute the applicable Price Source Authorization (the "Authorization"), the Custodian shall keep such books of account and/or compute the net asset value per share pursuant to the terms of the Authorization and the attachments thereto. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective Prospectus related to such Fund and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Fund shall be made at the time or times described from time to time in the Fund's currently effective Prospectus related to such Fund.

9. Records

The Custodian shall with respect to each Fund create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31 a-1 and 31 a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10. Opinion of Fund's Independent Accountant

The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11. Reports to Fund by Independent Public Accountants

The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a

Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

12. Compensation of Custodian

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

13. Responsibility of Custodian

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by: (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or its investment adviser in their instructions to the Custodian provided such instructions have been in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract.

If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Fund's assets to the extent necessary to obtain reimbursement.

14. Effective Period, Termination and Amendment

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not with respect to a Fund act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of the Fund has approved the initial use of a particular Securities System by such Fund and the receipt of an annual certificate of the Secretary or Assistant Secretary that the Board of the Fund has reviewed any subsequent change regarding the use by such Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not with respect to a Fund act under
Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board has approved the initial use of the Direct Paper System by such Fund and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of the Fund has reviewed the use by such Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Fund's governing documents, and further provided, that the Fund on behalf of one or more of the Funds may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15. Successor Custodian

If a successor custodian for a Fund shall be appointed by the Board of Trustees of such Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities, funds and other properties of each applicable Fund then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Fund held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Fund and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Fund and to transfer to an account of such successor custodian all of the securities of each such Fund held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16. Interpretive and Additional Provisions

In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the governing documents of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17. Additional Funds

In the event that Van Kampen American Capital Distributors, Inc. establishes any funds in addition to the Funds listed on Appendix A with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such fund shall become a Fund hereunder, subject to the delivery by the new Fund of resolutions authorizing the appointment of the Custodian and such other supporting or related documentation as the Custodian may request. All references herein to the "Fund" are to each of the Funds listed on Appendix A individually, as if this Contract were between each such individual Fund and the Custodian. With respect to any Fund which issues shares in separate classes or series, each class or series of such Fund shall be treated as a separate Fund hereunder.

18. Massachusetts Law to Apply

This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

19. Prior Contacts

This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Funds and the Custodian relating to the custody of the Funds' assets.

20. Reproduction of Documents

This Contract and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

21. Shareholder Communications

Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether the Fund authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose stock the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or do not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consent or object by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions of each Fund listed on Exhibit A.

NO [X] The Custodian is not authorized to release the Fund's name, address, and share positions of each Fund listed on Exhibit A.

21. Limitation of Liability.

The execution of this Contract has been authorized by each Fund's Board of Trustees. This Contract is executed on behalf of each Fund or the trustees of such Fund as trustees and not individually and the obligations of the Fund under this Contract are not binding upon any of the Fund's trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 1st day of August, 1997.

ATTEST                                  EACH OF THE FUNDS LISTED ON APPENDIX A


/s/ Nicolas Dalmaso                     By /s/ Ronald A. Nyberg
-------------------------------------      -------------------------------------
                                           Vice President & Secretary


ATTEST                                  STATE STREET BANK AND TRUST COMPANY


/s/ F. Hayes                            By /s/ Ronald E. Logue
-------------------------------------      -------------------------------------
                                           Executive Vice President

                                   Schedule A

The following foreign banking institutions and foreign securities depositories have been approved by the Board of Trustees of _________ for use as sub-custodians for the Fund's securities and other assets:

(Insert banks and securities depositories)


Certified: /s/ Nicolas Dalmas
           ---------------------------
Fund's Authorized Officer

Date: August 1, 1997

                                                                      SCHEDULE A

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
Argentina                    Citibank, N.A.                      Caja de Valores S.A.

Australia                    Westpac Banking                     Austraclear Limited;
                             Corporation

                                                                 Reserve Bank Information and
                                                                 Transfer System (RITS)

Austria                      GiroCredit Bank                     Oesterreichische
                             Aktiengesellschaft                  Kontrollbank AG
                             der Sparkassen                      (Wertpapiersammelbank Division)

Bangladesh                   Standard Chartered Bank             None

Belgium                      Generale Bank                       Caisse Interprofessionnelle
                                                                 de Depots et de Virements
                                                                 de Titres S.A. (CIK);

                                                                 Banque Nationale de Belgique

Botswana                     Barclays Bank of Botswana Limited   None

Brazil                       Citibank, N.A.                      Bolsa de Valores de Sao Paulo
                                                                 (Bovespa);

                                                                 Banco Central do Brasil,
                                                                 Systema Especial de Liquidacao
                                                                 e Custodia (SELIC)

Canada                       Canada Trustco                      The Canadian Depository
                             Mortgage Company                    for Securities Limited (CDS)

Chile                        Citibank, N.A.                      None

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
People's Republic of China   The Hongkong and Shanghai           Shanghai Securities Central
                             Banking Corporation Limited,        Clearing and Registration
                             Shanghai and Shenzhen branches      Corporation (SSCCRC);

                                                                 Shenzhen Securities Central
                                                                 Clearing Co., Ltd. (SSCC)

Colombia                     Cititrust Colombia S.A.             None
                             Sociedad Fiduciaria

Cyprus                       Barclays Bank PLC                   None
                             Cyprus Offshore Banking Unit

Czech Republic               Ceskoslovenska Obchodni             Stredisko Cennych Papiru (SCP);
                             Banka A.S.

                                                                 Czech National Bank (CNB)

Denmark                      Den Danske Bank                     Vaerdipapircentralen -
                                                                 The Danish Securities Center (VP)

Ecuador                      Citibank, N.A.                      None

Egypt                        National Bank of Egypt              None

Finland                      Merita Bank Limited                 The Central Share Register of
                                                                 Finland

France                       Banque Paribas                      Societe Interprofessionnelle
                                                                 pour la Compensation des
                                                                 Valeurs Mobilieres (SICOVAM);

                                                                 Banque de France,
                                                                 Saturne System

Germany                      Dresdner Bank A.G.                  The Deutscher Kassenverein AG

Ghana                        Barclays Bank of Ghana Limited      None

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
Greece                       National Bank of Greece S.A.        The Central Securities Depository
                                                                 (Aporhetirion Titlon A.E.)

Hong Kong                    Standard Chartered Bank             The Central Clearing and
                                                                 Settlement System (CCASS)

Hungary                      Citibank Budapest Rt. House         The Central Depository and
                             (Budapest) Ltd.                     Clearing

India                        Deutsche Bank AG                    None

                             The Hongkong and Shanghai           None
                             Banking Corporation Limited

Indonesia                    Standard Chartered Bank             None

Ireland                      Bank of Ireland                     None;

                                                                 The Central Bank of Ireland,
                                                                 The Gilt Settlement Office (GSO)

Israel                       Bank Hapoalim B.M.                  The Clearing House of the Tel
                                                                 Aviv Stock Exchange

Italy                        Banque Paribas                      Monte Titoli S.p.A.;

                                                                 Banca d'Italia

Ivory Coast                  Societe Generale de Banques         None
                             en Cote d'Ivoire

                                                                 Bank of Japan Net System

                             The Fuji Bank, Limited              Japan Securities Depository Center
                                                                 (JASDEC);

                                                                 Bank of Japan Net System

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
Japan (cont.)                The Sumitomo Trust & Banking Co.,   Japan Securities Depository
                             Ltd.                                Center (JASDEC);

                                                                 Bank of Japan Net System

Jordan                       The British Bank of the Middle      None
                             East

Kenya                        Barclays Bank of Kenya Limited      None

Republic of Korea            SEOULBANK                           Korea Securities Depository (KSD)

Malaysia                     Standard Chartered Bank             Malaysian Central Depository Sdn.
                             Malaysia Berhad                     Bhd. (MCD)

Mauritius                    The HongKong and Shanghai           None
                             Banking Corporation Limited

Mexico                       Citibank Mexico, S.A.               S.D. INDEVAL, S.A. de C.V.
                                                                 (Instituto para el Deposito de
                                                                 Valores);

                                                                 Banco de Mexico

Morocco                      Banque Commerciale du Maroc         None

Netherlands                  MeesPierson N.V.                    Nederlands Centraal Instituut voor
                                                                 Giraal Effectenverkeer B.V.
                                                                 (NECIGEF)

New Zealand                  ANZ Banking Group                   New Zealand Central Securities
                             (New Zealand) Limited               Depository Limited (NZCSD)

Norway                       Christiania Bank og                 Verdipapirsentralen -
                             Kreditkasse                         The Norwegian Registry
                                                                 of Securities (VPS)

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
Pakistan                     Deutsche Bank AG                    None

Peru                         Citibank, N.A.                      Caja de Valores (CAVAL)

Philippines                  Standard Chartered Bank             None

Poland                       Citibank Poland S.A.                The National Depository
                                                                 of Securities (Centrum
                                                                 Krajowy Depozytu
                                                                 Papierow Wartos'ciowych);
                                                                 National Bank of Poland

Portugal                     Banco Comercial Portugues           Central de Valores
                                                                 Mobiliarios (Central)

Russia                       Credit Suisse First Boston,         None
                             Zurich via Credit Suisse First
                             Boston (Moscow) Limited

Singapore                    The Development Bank                The Central Depository
                             of Singapore Ltd.                   (Pte) Limited (CDP)

Slovak Republic              Ceskoslovenska Obchadna             Stredisko cennych
                             Banka A.S.                          papierov (SCP);

                                                                 National Bank of Slovakia

South Africa                 Standard Bank of                    The Central Depository Limited
                             South Africa Limited

Spain                        Banco Santander, S.A.               Servicio de Compensacion y
                                                                 Liquidacion de Valores (SCLV);

                                                                 Banco de Espana,
                                                                 Anotaciones en Cuenta

Sri Lank                     The Hongkong and Shanghai           The Central Depository
                             Banking Corporation Limited         System (Pvt) Limited

Swaziland                    Barclays Bank of Swaziland          None
                             Limited

Sweden                       Skandinaviska Enskilda              Vardepapperscentralen VPC AB -
                             Banken                              The Swedish Central Securities
                                                                 Depository

                       STATE STREET BANK AND TRUST COMPANY
                             GLOBAL CUSTODY NETWORK
                             FOR MUTUAL FUND CLIENTS
                                      1997

Country                                 Subcustodian                     Central Depository
-------                      ---------------------------------   ----------------------------------
Switzerland                  Union Bank of Switzerland           Schweizerische Effekten -
                                                                 Giro AG (SEGA)

Taiwan-R.O.C.                Central Trust of China              The Taiwan Securities
                                                                 Central Depository
                                                                 Company, Ltd. (TSCD)

Thailand                     Standard Chartered Bank             Thailand Securities Depository
                                                                 Company Limited (TSD)

Turkey                       Citibank, N.A.                      Takas ve Saklama Bankasi A.S.
                                                                 (TAKASBANK)

                                                                 Central Bank of Turkey

United Kingdom               State Street Bank and               None;
                             Trust Company

                                                                 The Bank of England,
                                                                 The Central Gilts Office (CGO);
                                                                 The Central Moneymarkets Office
                                                                 (CMO)

Uruguay                      Citibank, N.A.                      None

Venezuela                    Citibank, N.A.                      None

Zambia                       Barclays Bank of Zambia Limited     Lusaka Central Depository (LCD)

Zimbabwe                     Barclays Bank of Zimbabwe Limited   None

Euroclear (The Euroclear System)/ State Street London Limited
Cedel (Cedel Bank societe anonyme)/ State Street London Limited

                                   APPENDIX A
                                 As of May 2007

VAN KAMPEN EQUITY TRUST
on behalf of its series
     Van Kampen Aggressive Growth Fund
     Van Kampen Asset Allocation Conservative Fund
     Van Kampen Asset Allocation Moderate Fund
     Van Kampen Asset Allocation Growth Fund
     Van Kampen Disciplined Small Cap Value Fund
     Van Kampen Leaders Fund
     Van Kampen Mid Cap Growth Fund (formerly known as Van Kampen Growth Fund) Van Kampen Select Growth Fund
     Van Kampen Small Cap Growth Fund
     Van Kampen Small Cap Value Fund
     Van Kampen Utility Fund
     Van Kampen Value Opportunities Fund

VAN KAMPEN EQUITY TRUST II
on behalf of its series
     Van Kampen American Franchise Fund
     Van Kampen International Advantage Fund
     Van Kampen International Growth Fund
     Van Kampen Equity Premium Income Fund
     Van Kampen Technology Fund

VAN KAMPEN LIFE INVESTMENT TRUST
on behalf of its series
     Aggressive Growth Portfolio
     Comstock Portfolio
     Strategic Growth Portfolio (formerly known as Emerging Growth Portfolio) Enterprise Portfolio
     Government Portfolio
     Growth and Income Portfolio
     Money Market Portfolio

VAN KAMPEN SERIES FUND, INC.
on behalf of its series
     Van Kampen American Value Fund
     Van Kampen Emerging Markets Fund
     Van Kampen Equity Growth Fund
     Van Kampen Global Equity Allocation Fund
     Van Kampen Global Franchise Fund
     Van Kampen Global Value Equity Fund
     Van Kampen Emerging Markets Debt Fund*
     Van Kampen Growth and Income Fund II*

     Van Kampen Japanese Equity Fund*

VAN KAMPEN TAX-EXEMPT TRUST
on behalf of its series
     Van Kampen High Yield Municipal Fund

VAN KAMPEN TAX FREE TRUST
on behalf of its series
     Van Kampen California Insured Tax Free Fund
     Van Kampen Insured Tax Free Income Fund
     Van Kampen Intermediate Term Municipal Income Fund
     Van Kampen Municipal Income Fund
     Van Kampen New York Tax Free Income Fund
     Van Kampen Strategic Municipal Income Fund

VAN KAMPEN TRUST
on behalf of its series
     Van Kampen Core Plus Fixed Income Fund

VAN KAMPEN U. S. GOVERNMENT TRUST
on behalf of its series
     Van Kampen U.S. Mortgage Fund (formerly known as Van Kampen U.S. Government
     Fund)

Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Strategic Growth Fund (formerly known as Van Kampen Emerging Growth
Fund)
Van Kampen Enterprise Fund
Van Kampen Equity and Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Yield Fund
Van Kampen Limited Duration Fund (formerly Limited Maturity Government Fund) Van Kampen Pace Fund
Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund
Van Kampen Exchange Fund

Van Kampen High Income Trust II
Van Kampen Dynamic Credit Opportunities Fund
Van Kampen Senior Loan Fund
Van Kampen Senior Income Trust

Van Kampen Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Trust for Insured Municipals
Van Kampen Trust for Investment Grade Municipals
Van Kampen Trust for Investment Grade Florida Municipals
Van Kampen Trust for Investment Grade New Jersey Municipals
Van Kampen Trust for Investment Grade New York Municipals
Van Kampen Municipal Opportunity Trust

Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust

Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

Van Kampen Bond Fund
Van Kampen Income Trust

                         AMENDMENT TO CUSTODIAN CONTRACT

Amendment dated October 3, 2005, to the Custodian Contract, dated August 1, 1997, as amended, by and between State Street Bank and Trust Company (the "Custodian") and Each of the Van Kampen Funds Listed on Appendix A (each fund or series thereof, a "Fund") (the "Agreement").

WHEREAS, each Fund and the Custodian wish to amend certain provisions of the Agreement to allow for delivery out of margin in connection with trading in futures and options on futures contracts entered into by such Fund, and

WHEREAS, each Fund and the Custodian wish to modify the language of the provision on Proper Instructions.

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the Custodian and the Fund hereby agree to amend the Agreement as follows:

I. New Section 2.2 (15) is hereby added, and existing Section 2.2 (15) is hereby is amended and renumbered as 2.2 (16) as set forth below. Existing
     Section 2.2 (16) is renumbered as Section 2.2 (17).

[SECTION] 2.2 DELIVERY OF SECURITIES

     For delivery of initial or variation margin in connection with trading in futures and options on futures contracts entered into the Fund on behalf of a Portfolio;

     For any other purpose, but only upon receipt of Proper Instructions from the Fund, on behalf of the applicable Portfolio, specifying the securities of the Portfolio to be delivered and naming the person or persons to whom delivery of such securities shall be made; and,

II. New Section 2.7 (7) is hereby added, and existing Section 2.7 (7) is amended and renumbered as set forth below. Existing Section 2. 7(8) is hereby renumbered 2.7 (9).

[SECTION] 2.7 PAYMENT OF FUND MONEYS

(7) For the payment of initial or variation margin in connection with trading in futures and options on futures contracts entered into by the Fund on behalf of a Portfolio;

(8) For any other purpose, but only upon receipt of Proper Instructions from the Fund, on behalf of the applicable Portfolio, specifying the amount of such payment and naming the person or persons to whom such payment is to be made; and

III. Section 5 is amended and replaced as set forth below.

[SECTION] 5.  PROPER INSTRUCTIONS

"Proper Instructions", which may also be standing instructions, as used throughout this Contract shall mean instructions received by the Custodian from the Fund, the Fund's investment manager or subadvisor, as duly authorized by the Fund. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the person or entity giving such instructions, provided that the Fund has followed any security procedures agreed to from time to time by the Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum to this Contract. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement, which requires a segregated asset account in accordance with Section 2.9 of this Contract. The Fund or the Fund's investment manager shall cause its duly authorized officer to certify to the Custodian in writing the names and specimen signatures of persons authorized to give Proper Instructions. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives notice from the Fund to the contrary.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date written above.

EACH OF THE VAN KAMPEN FUNDS ON APPENDIX A


By: /s/ ELIZABETH NELSON
    ---------------------------------
Name: ELIZABETH NELSON
Title: ASSISTANT SECRETARY


STATE STREET BANK AND TRUST COMPANY


By: /s/ JOSEPH L. HOOLEY
    ---------------------------------
    Joseph L. Hooley
    Executive Vice President

                         AMENDMENT TO CUSTODIAN CONTRACT

     This Amendment to the Custodian Contract made as of May 24, 2001 by and between each fund or series of a fund listed on Appendix A which evidences its agreement to be bound hereby by executing a copy of this Amendment (each such Fund is individually hereinafter referred to as the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

     WHEREAS, the Fund and the Custodian entered into a Custodian Contract Agreement dated as of August 1, 1997 (the "Contract");

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each fund or series of a fund listed on Appendix A subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios");

     WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 of the Contract is hereby deleted, and Articles 4 through 22 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 23, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.1. DEFINITIONS. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

     3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

          (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

          (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

          (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign

Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

     3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

     3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

     3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

     3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES.

4.1 DEFINITIONS. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

     4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi)  in connection with the lending of foreign securities; and

     (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

     (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefore (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

     (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

     (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii)  in connection with the borrowing or lending of foreign securities;
            and

     (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11. TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. LIABILITY OF CUSTODIAN. Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

                    [Remainder of page intentionally blank.]

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:                           STATE STREET BANK and TRUST COMPANY


                                        By:
-------------------------------------       ------------------------------------
Raelene S. LaPlante                     Name: Ronald E. Logue
V.P. and Assoc. Counsel                 Title: Vice Chairman and Chief Operating
                                               Officer


WITNESSED BY:                           EACH OF THE FUNDS LISTED ON
                                        APPENDIX A


                                        By:
-------------------------------------       ------------------------------------
Sara L. Badler                          Name: A. Thomas Smith III
Assistant Secretary                     Title: Vice President and Secretary

                                   APPENDIX A
                               As of May 24, 2001

Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Emerging Growth Fund
Van Kampen Enterprise Fund
Van Kampen Equity Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Income Corporate Bond Fund

VAN KAMPEN LIFE INVESTMENT TRUST
On behalf of its series
     Aggressive Growth Portfolio
     Asset Allocation Portfolio
     Comstock Portfolio
     Domestic Income portfolio
     Emerging Growth Portfolio
     Enterprise Portfolio
     Global Equity Portfolio
     Government Portfolio
     Growth and income Portfolio
     Money Market portfolio
     Select Growth Portfolio
     Strategic Stock Portfolio
     Technology Portfolio

Van Kampen Limited Maturity Government Fund
Van Kampen Pace Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund

VAN KAMPEN TAX-EXEMPT TRUST
On behalf of its series
     Van Kampen Technology Fund

Van Kampen U.S. Government Trust for Income

VAN KAMPEN EQUITY TRUST II
On behalf of its series
     Van Kampen Tax Managed Equity Growth Fund
     Van Kampen Technology Fund

                    i

                                   APPENDIX A
                               As of May 24, 2001

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust

Van Kampen Prime Rate Income Trust
Van Kampen Senior Income Trust
Van Kampen Senior Floating Rate Fund

Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust for Insured Municipals
Van Kampen Trust for Investment Grade Municipals
Van Kampen Trust for Investment Grade California Municipals

Van Kampen Trust for Investment Grade Florida Municipals
Van Kampen Trust for Investment Grade New Jersey Municipals Van Kampen Trust for Investment Grade New York Municipals
Van Kampen Trust for Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust

Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust

Van Kampen Strategic Sector Municipal Trust

Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust

Van Kampen Municipal Opportunity Trust II
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

Van Kampen Bond Fund
Van Kampen Income Trust

                     ii

                                   APPENDIX A
                               As of May 24, 2001

VAN KAMPEN U.S. GOVERNMENT TRUST
On behalf of its series
     Van Kampen U.S. Government Fund

VAN KAMPEN TAX FREE TRUST
On behalf of its series
     Van Kampen Insured Tax Free Income Fund
     Van Kampen Tax Free High Income Fund
     Van Kampen California Insured Tax Free Fund
     Van Kampen Municipal Income Fund
     Van Kampen Intermediate Term Municipal Income Fund
     Van Kampen Florida Insured Tax Free Income Fund
     Van Kampen New York Insured Tax Free Income Fund

VAN KAMPEN TRUST
On behalf of its series
     Van Kampen High Yield Fund

     Van Kampen Managed Short Term Income Fund

VAN KAMPEN EQUITY TRUST
On behalf of its series
     Van Kampen Utility Fund
     Van Kampen Growth Fund
     Van Kampen Aggressive Growth Fund
     Van Kampen Small Cap Value Fund
     Van Kampen Small Cap Growth Fund
     Van Kampen Small Company Growth Fund
     Van Kampen Select Growth Fund
     Van Kampen Value Opportunities Fund

Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund

Van Kampen Exchange Fund

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                                 SUBCUSTODIAN
-------                                 ------------
Argentina                               Citibank, N.A.

Australia                               Westpac Banking Corporation

Austria                                 Erste Bank der Osterreichischen
                                        Sparkassen AG

Bahrain                                 HSBC Bank Middle East
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Bangladesh                              Standard Chartered Bank

Belgium                                 Fortis Bank nv-sa

Bermuda                                 The Bank of Bermuda Limited

Bolivia                                 Citibank, N. A.

Botswana                                Barclays Bank of Botswana Limited

Brazil                                  Citibank, N.A.

Bulgaria                                ING Bank N.V.

Canada                                  State Street Trust Company Canada

Chile                                   Citibank, N.A.

People's Republic                       The Hongkong and Shanghai
of China                                Banking Corporation Limited,
                                        Shanghai and Shenzhen branches

Colombia                                Cititrust Colombia S.A. Sociedad
                                        Fiduciaria

Costa Rica                              Banco BCT S.A.

Croatia                                 Privredna Banka Zagreb d.d

Cyprus                                  The Cyprus Popular Bank Ltd.

Czech Republic                          Ceskoslovenska Obchodni
                                        Banka, A.S.

Denmark                                 Den Danske Bank

Ecuador                                 Citibank, N.A.

Egypt                                   Egyptian British Bank S.A.E.
                                        (as delegate of The Hongkong
                                        and Shanghai Banking Corporation
                                        Limited)

Estonia                                 Hansabank

Finland                                 Merita Bank Plc.

France                                  BNP Paribas, S.A.

Germany                                 Dresdner Bank AG

Ghana                                   Barclays Bank of Ghana Limited

Greece                                  National Bank of Greece S.A.

Hong Kong                               Standard Chartered Bank

Hungary                                 Citibank Rt.

Iceland                                 Icebank Ltd.

India                                   Deutsche Bank AG

                                        The Hongkong and Shanghai
                                        Banking Corporation Limited

Indonesia                               Standard Chartered Bank

Ireland                                 Bank of Ireland

Israel                                  Bank Hapoalim B.M.

Italy                                   BNP Paribas, Italian Branch

Ivory Coast                             Societe Generale de Banques
                                        en Cote d'Ivoire

Jamaica                                 Scotiabank Jamaica Trust and Merchant

                                        Bank Ltd.

Japan                                   The Fuji Bank, Limited

                                        The Sumitomo Bank, Limited

Jordan                                  HSBC Bank Middle East
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Kazakhstan                              HSBC Bank Kazakhstan

Kenya                                   Barclays Bank of Kenya Limited

Republic of Korea                       The Hongkong and Shanghai Banking
                                        Corporation Limited

Latvia                                  A/s Hansabanka

Lebanon                                 HSBC Bank Middle East
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Lithuania                               Vilniaus Bankas AB

Malaysia                                Standard Chartered Bank Malaysia Berhad

Mauritius                               The Hongkong and Shanghai
                                        Banking Corporation Limited

Mexico                                  Citibank Mexico, S.A.

Morocco                                 Banque Commerciale du Maroc

Namibia                                 Standard Bank Namibia Limited

Netherlands                             Fortis Bank (Nederland) N.V.

New Zealand                             ANZ Banking Group (New Zealand) Limited

Nigeria                                 Stanbic Merchant Bank Nigeria Limited

Norway                                  Christiania Bank og Kreditkasse ASA

Oman                                    HSBC Bank Middle East
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Pakistan                                Deutsche Bank AG

Palestine                               HSBC Bank Middle East
                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Panama                                  BankBoston, N.A.

Peru                                    Citibank, N.A.

Philippines                             Standard Chartered Bank

Poland                                  Citibank (Poland) S.A.

Portugal                                Banco Comercial Portugues

Qatar                                   HSBC Bank Middle East

                                        (as delegate of The Hongkong and
                                        Shanghai Banking Corporation Limited)

Romania                                 ING Bank N.V.

Russia                                  Credit Suisse First Boston AO - Moscow
                                        (as delegate of Credit Suisse
                                        First Boston - Zurich)

Singapore                               The Development Bank of Singapore
                                        Limited

Slovak Republic                         Ceskoslovenska Obchodni Banka, A.S.

Slovenia                                Bank Austria Creditanstalt d.d. -
                                        Ljubljana

South Africa                            Standard Bank of South Africa Limited

Spain                                   Banco Santander Central Hispano S.A.

Sri Lanka                               The Hongkong and Shanghai
                                        Banking Corporation Limited

Swaziland                               Standard Bank Swaziland Limited

Sweden                                  Skandinaviska Enskilda Banken

Switzerland                             UBS AG

Taiwan - R.O.C.                         Central Trust of China

Thailand                                Standard Chartered Bank

Trinidad & Tobago                       Republic Bank Limited

Tunisia                                 Banque Internationale Arabe de Tunisie

Turkey                                  Citibank, N.A.

Ukraine                                 ING Bank Ukraine

United Kingdom                          State Street Bank and Trust Company,
                                        London Branch

Uruguay                                 BankBoston, N.A.

Venezuela                               Citibank, N.A.

Vietnam                                 The Hongkong and Shanghai
                                        Banking Corporation Limited

Zambia                                  Barclays Bank of Zambia Limited

Zimbabwe                                Barclays Bank of Zimbabwe Limited

                                                                      SCHEDULE B



                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY                         DEPOSITORIES

Argentina                       Caja de Valores S.A.

Australia                       Austraclear Limited

                                Reserve Bank Information and
                                Transfer System

Austria                         Oesterreichische Kontrollbank AG
                                (Wertpapiersammelbank Division)

Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                                Banque Nationale de Belgique

Brazil                          Companhia Brasileira de Liquidacao e Custodia

Bulgaria                        Central Depository AD

                                Bulgarian National Bank

Canada                          Canadian Depository for Securities Limited

Chile                           Deposito Central de Valores S.A.

People's Republic               Shanghai Securities Central Clearing &
of China                        Registration Corporation

                                Shenzhen Securities Central Clearing Co., Ltd.

Colombia                        Deposito Centralizado de Valores

Costa Rica                      Central de Valores S.A.

Croatia                         Ministry of Finance

                                National Bank of Croatia

                                Sredisnja Depozitarna Agencija d.d.

Czech Republic                  Stredisko cennych papiru

                                Czech National Bank

Denmark                         Vaerdipapircentralen (Danish Securities Center)

Egypt                           Misr for Clearing, Settlement, and Depository

Estonia                         Eesti Vaartpaberite Keskdepositoorium

Finland                         Finnish Central Securities Depository

France                          Societe Interprofessionnelle pour la
                                Compensation des Valeurs Mobilieres

Germany                         Clearstream Banking AG, Frankfurt

Greece                          Bank of Greece,
                                System for Monitoring Transactions in
                                Securities in Book-Entry Form

                                Apothetirion Titlon AE - Central Securities
Depository

Hong Kong                       Central Clearing and Settlement System

                                Central Moneymarkets Unit

Hungary                         Kozponti Elszamolohaz es Ertektar
                                (Budapest) Rt. (KELER)

India                           National Securities Depository Limited

                                Central Depository Services India Limited

                                Reserve Bank of India

Indonesia                       Bank Indonesia

                                PT Kustodian Sentral Efek Indonesia

Ireland                         Central Bank of Ireland
                                Securities Settlement Office

Israel                          Tel Aviv Stock Exchange Clearing
                                House Ltd. (TASE Clearinghouse)

Italy                           Monte Titoli S.p.A.

                                Banca d'Italia

Ivory Coast                     Depositaire Central - Banque de Reglement

Jamaica                         Jamaica Central Securities Depository

Japan                           Japan Securities Depository Center (JASDEC)
                                Bank of Japan Net System

Kazakhstan                      Central Depository of Securities

Kenya                           Central Bank of Kenya

Republic of Korea               Korea Securities Depository

Latvia                          Latvian Central Depository

Lebanon                         Custodian and Clearing Center of
                                Financial Instruments for Lebanon
                                and the Middle East (Midclear) S.A.L.
                                Banque du Liban

Lithuania                       Central Securities Depository of Lithuania

Malaysia                        Malaysian Central Depository Sdn. Bhd.

                                Bank Negara Malaysia,
                                Scripless Securities Trading and Safekeeping
                                System

Mauritius                       Central Depository and Settlement Co. Ltd.

                                Bank of Mauritius

Mexico                          S.D. INDEVAL
                                (Instituto para el Deposito de Valores)

Morocco                         Maroclear

Netherlands                     Nederlands Centraal Instituut voor
                                Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                     New Zealand Central Securities
                                Depository Limited

Nigeria                         Central Securities Clearing System Limited

Norway                          Verdipapirsentralen (Norwegian Central
                                Securities Depository)

Oman                            Muscat Depository & Securities
                                Registration Company, SAOC

Pakistan                        Central Depository Company of Pakistan Limited

                                State Bank of Pakistan

Palestine                       Clearing Depository and Settlement, a department
                                of the Palestine Stock Exchange

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines                     Philippine Central Depository, Inc.

                                Registry of Scripless Securities
                                (ROSS) of the Bureau of Treasury

Poland                          National Depository of Securities
                                (Krajowy Depozyt Papierow Wartos<180>ciowych SA)

                                Central Treasury Bills Registrar

Portugal                        Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                         National Securities Clearing, Settlement and
                                Depository Company

                                Bucharest Stock Exchange Registry Division

                                National Bank of Romania

Singapore                       Central Depository (Pte) Limited

                                Monetary Authority of Singapore

Slovak Republic                 Stredisko cennych papierov

                                National Bank of Slovakia

Slovenia                        Klirinsko Depotna Druzba d.d.

South Africa                    Central Depository Limited

                                Share Transactions Totally Electronic
                                (STRATE) Ltd.

Spain                           Servicio de Compensacion y
                                Liquidacion de Valores, S.A.

                                Banco de Espana, Central de Anotaciones
                                en Cuenta

Sri Lanka                       Central Depository System (Pvt) Limited

Sweden                          Vardepapperscentralen  VPC AB
                                (Swedish Central Securities Depository)

Switzerland                     SegaIntersettle AG (SIS)

Taiwan - R.O.C.                 Taiwan Securities Central Depository Co., Ltd.

Thailand                        Thailand Securities Depository Company Limited

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                          Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                Central Bank of Turkey

Ukraine                         National Bank of Ukraine

United Kingdom                  Central Gilts Office and

                                Central Moneymarkets Office

Venezuela                       Banco Central de Venezuela

Zambia                          LuSE Central Shares Depository Limited

                                Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

                                                                      SCHEDULE C



                               MARKET INFORMATION


PUBLICATION/TYPE OF INFORMATION        BRIEF DESCRIPTION
-------------------------------        -----------------
 (FREQUENCY)

The Guide to Custody in World Markets  An overview of safekeeping and settlement practices and procedures in
(annually)                             each market in which State Street Bank
                                       and Trust Company offers custodial
                                       services.


Global Custody Network Review          Information relating to the operating
                                       history and structure of depositories
(annually)                             and subcustodians located in the markets
                                       in which State Street Bank and Trust
                                       Company offers custodial services,
                                       including transnational depositories.


Global Legal Survey                    With respect to each market in which
                                       State Street Bank and Trust Company
(annually)                             offers custodial services, opinions
                                       relating to whether local law restricts
                                       (i) access of a fund's independent
                                       public accountants to books and records
                                       of a Foreign Sub-Custodian or Foreign
                                       Securities System, (ii) the Fund's
                                       ability to recover in the event of
                                       bankruptcy or insolvency of a Foreign
                                       Sub-Custodian or Foreign Securities
                                       System, (iii) the Fund's ability to
                                       recover in the event of a loss by a
                                       Foreign Sub-Custodian or Foreign
                                       Securities System, and (iv) the ability
                                       of a foreign investor to convert cash
                                       and cash equivalents to U.S. dollars.

Subcustodian Agreements                Copies of the subcustodian contracts
                                       State Street Bank and Trust Company has
(annually)                             entered into with each subcustodian in
                                       the markets in which State Street Bank
                                       and Trust Company offers subcustody
                                       services to its US mutual fund clients.


Network Bulletins                      Developments of interest to investors in
                                       the markets in which State Street Bank
(weekly):                              and Trust Company offers custodial
                                       services.


Foreign Custody Advisories             With respect to markets in which State
                                       Street Bank and Trust Company offers
(as necessary):                        custodial services which exhibit special
                                       custody risks, developments which may
                                       impact State Street's ability to deliver expected levels of service.